UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 19, 2007
Date of Report (Date of earliest event reported)

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THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

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Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
(Address of principal executive offices, including zip code)

(412) 762-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

     On July 19, 2007, The PNC Financial Services Group, Inc. issued a press release announcing that it had entered into an Agreement and Plan of Merger, dated July 19, 2007, with Sterling Financial Corporation that provides, among other things, for Sterling Financial to be merged with and into PNC.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT THE PNC/STERLING FINANCIAL CORPORATION TRANSACTION

     The PNC Financial Services Group, Inc. and Sterling Financial Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

     Investors will be able to obtain these documents free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Sterling Financial Corporation will be available free of charge from Sterling Financial Corporation by contacting Shareholder Relations at (877) 248-6420.

     The directors, executive officers, and certain other members of management and employees of Sterling Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation. Information about the directors and executive officers of Sterling Financial Corporation is included in the proxy statement for its May 8, 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

ADDITIONAL INFORMATION ABOUT THE PNC/YARDVILLE NATIONAL BANCORP TRANSACTION

     The PNC Financial Services Group, Inc. (“PNC”) and Yardville National Bancorp (“Yardville”) have filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a preliminary version of a proxy statement of Yardville that also constitutes a preliminary prospectus of PNC. The S-4 has not yet become effective. The parties will file other relevant documents concerning the proposed transaction with the SEC. Following the S-4 being declared effective by the SEC, Yardville intends to mail the final proxy statement to its shareholders. Such final documents, however, are not currently available. WE URGE INVESTORS TO READ THE FINAL PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN

THE PROXY STATEMENT/PROSPECTUS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors may obtain these documents, if and when they become available, free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by PNC will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Yardville will be available free of charge from Yardville by contacting Howard N. Hall, Assistant Treasurer's Office, 2465 Kuser Road, Hamilton, NJ 08690 or by calling (609) 631-6223.

     The directors, executive officers, and certain other members of management and employees of Yardville are participants in the solicitation of proxies in favor of the merger from the shareholders of Yardville. Information about the directors and executive officers of Yardville is set forth in its Annual Report on Form 10-K filed on March 30, 2007 for the year ended December 31, 2006, as amended by the Form 10-K/A filed on May 10, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by The PNC Financial Services Group, Inc., dated July 19,
2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

By: /s/ Samuel R. Patterson

Samuel R. Patterson
Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by The PNC Financial Services Group, Inc., dated July 19,
2007.